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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________

                                    FORM 8-K
                          ____________________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

            SEPTEMBER 30, 2003                                   0-30629
------------------------------------------------         -----------------------
Date of Report (Date of earliest event reported)         Commission File Number


                             FIRST AID DIRECT, INC.
             (Exact name of registrant as specified in its charter)


                FLORIDA                                   59-1796257
---------------------------------------           ------------------------------
      (State or other jurisdiction                     (I.R.S. Employer
    of incorporation or organization)               Identification Number)



                           5607 HIATUS ROAD, SUITE 500
                             TAMARAC, FLORIDA 33321
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (954) 724-2929
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets and Regulation FD Disclosure

SALE OF ASSETS COMPLETED

Effective as of the close of business on September 30, 2003, First Aid Direct, Inc. completed the sale of substantially all of its assets to VDC First Aid and Safety Supply, LLC, a related party. The assets disposed of were those related to First Aid Direct's wholesale first aid and safety supply business. VDC First Aid and Safety Supply is an affiliate of Van Dyne-Crotty, Inc., who, along with its affiliates, were principal shareholders of First Aid Direct. The sale of assets was made pursuant to the terms and conditions of an Asset Purchase Agreement entered into on August 29, 2003. Following the closing, First Aid Direct will continue to distribute its Total First Aid and Roehampton Supply product lines. Within 30 days following the closing, First Aid Direct will change its name to Total First Aid, Inc.

The purchase price for the assets disposed of is $1,215,000. The purchase price was paid at closing. Approximately $216,400 of the purchase price was used to retire First Aid Direct's indebtedness to Key Bank. First Aid Direct is also entitled to receive those of its accounts receivable (approximately $315,000 at June 30, 2003) collected by VDC First Aid and Safety Supply during the 120-day period following the closing. At closing, a $250,000 deposit against those accounts receivable was paid to First Aid Direct. The purchase price for the assets was supported by a valuation and fairness opinion received from Stenton Leigh Capital Corp., an unaffiliated financial consulting firm.

Immediately prior to the closing, the sale of assets to VDC First Aid and Safety Supply was approved at a meeting of the shareholders of First Aid Direct by the affirmative vote of over 99% of the outstanding common stock of First Aid Direct. Following the sale of assets, Van Dyne-Crotty and its affiliates sold their approximately 50% equity interest in First Aid Direct to Scott Siegel and members of his immediate family. Mr. Siegel is the President, Chief Executive Officer and a director of First Aid Direct. The shares owned Van Dyne-Crotty, Mr. Siegel and their respective affiliates were voted at the shareholders' meeting in the same proportions as the votes cast by the disinterested shareholders of First Aid Direct.

At the closing, Kevin M. Crotty, Stephen D. Smiley and James Striplen III, affiliates of Van Dyne-Crotty, resigned as directors of First Aid Direct. The Board of Directors of First Aid Direct will continue to be comprised of Scott Siegel, Bruce Widnes and Jeffrey Tabin (who was appointed as a director on September 26, 2003).

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) (b)   None.

     (c)       Exhibits.

     10.1 Asset Purchase Agreement dated August 29, 2003 by and between First Aid Direct, Inc. and VDC First Aid and Safety Supply, LLC (incorporated by reference to


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               Appendix A to First Aid Direct's definitive proxy statement filed on  September  15,  2003).

     10.2 Fairness Opinion and Valuation Report of Stenton Leigh Capital Corp. (incorporated by reference to Appendix B to First Aid Direct's definitive proxy statement filed on September 15, 2003).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 7, 2003               FIRST AID DIRECT, INC.



                                     By:   /s/ Scott Siegel
                                           -------------------------------------
                                           Scott Siegel, Chief Executive Officer


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